INCOME TAXES	12 Months Ended
Dec. 31, 2020
Income Tax Disclosure [Abstract]
INCOME TAXES

13	INCOME TAXES

The Company's primary operations are based in the US and currently enacted tax laws in the US are used in the calculation of income taxes.

Federal Income Tax - United States

On December 22, 2017, the Tax Cuts and Jobs Act (the TCJA), which significantly modified U.S. corporate income tax law, was signed into law by President Trump. The TCJA contains significant changes to corporate income taxation, including but not limited to the reduction of the corporate income tax rate from a top marginal rate of 35% to a flat rate of 21%, limitation of the tax deduction for interest expense to 30% of earnings (except for certain small businesses), limitation of the deduction for net operating losses to 80% of current year taxable income and generally eliminating net operating loss carrybacks, allowing net operating losses to carryforward without expiration, one-time taxation of offshore earnings at reduced rates regardless of whether they are repatriated, elimination of U.S. tax on foreign earnings (subject to certain important exceptions), immediate deductions for certain new investments instead of deductions for depreciation expense over time, and modifying or repealing many business deductions and credits (including changes to the orphan drug tax credit and changes to the deductibility of research and experimental expenditures that will be effective in the future). Notwithstanding the reduction in the corporate income tax rate, the overall impact of the new federal tax law is uncertain, including to what extent various states will conform to the newly enacted federal tax law.

Income taxes are computed using the asset and liability method. Under the asset and liability method, deferred income tax assets and liabilities are determined based on the differences between the financial reporting and tax bases of assets and liabilities and are measured using the currently enacted tax rates and laws. A full valuation allowance is provided for the amount of deferred tax assets that, based on available evidence, are not expected to be realized. It is the Company's policy to classify interest and penalties on income taxes as interest expense or penalties expense. As of December 31, 2020 and 2019, there have been no interest or penalties incurred on income taxes.

In the prior year, the Company's primary operations were based in Mexico and enacted tax laws in Mexico were used in the calculation of income taxes, the holding company was based in the US and enacted US tax laws were used in the calculation of income taxes.

Federal Corporate Income Tax ("CIT") - Mexico

CIT applies to Mexican resident taxpayers' income from worldwide sources, as well as to foreign residents on the income attributed to their permanent establishments ("Pes") located in Mexico. The federal CIT rate is 30%.

All corporate entities, including associations of a civil nature, branches, etc., are subject to the tax rules applicable to Mexican corporations (unless specifically ruled out).

Provisions to recognize the effects of inflation for tax purposes in the areas of monetary assets and liabilities (annual monetary adjustment) and depreciable assets are provided in the Mexican Income Tax Law, even though recent inflation rates have been stable at low levels

The provision for income taxes consists of the following:

	Year ended December 31, 2020	Year ended December 31, 2019
Current
Federal	$-	$-
State	-	-
Foreign	-	-
	$-	$-
Deferred
Federal	$-	$-
State	-	-
Foreign	-	-
	$-	$-

A reconciliation of the U.S. Federal statutory income tax to the effective income tax is as follows:

	Year ended December 31, 2020	Year ended December 31, 2019
Continuing operations
Tax expense at the federal statutory rate	$(1,143,354)	$(850,030)
State tax expense, net of federal tax effect	(79,743)	-
Permanent differences	453,667	772,183)
Prior year net operating loss true up	487,927	-
Temporary timing differences	-	27,299
	(281,503)	(50,548)
Deferred income tax asset valuation allowance	281,503	50,548
	$-	$-
Discontinued operations
Tax expense at the federal statutory rate	$-	$66,918)
State tax expense, net of federal tax effect	-	-
Effect of foreign operations	-	(27,739
Effect of income tax rate change	-	-
Permanent timing differences	-	(1,834,306)
Temporary timing differences	-	63,004
	-	(1,732,123)
Deferred income tax asset valuation allowance	-	1,732,123
	$-	$-

Significant components of the Company's deferred income tax assets are as follows:

	December 31, 2020	December 31, 2019
Other	246,069	27,299)
Net operating losses	3,999,612	3,936,879
Valuation allowance	(4,245,681)	(3,964,178)
Net deferred income tax assets	$-	$-

The valuation allowance for deferred income tax assets as of December 31, 2020 and December 31, 2019 was $4,245,681 and $3,964,178, respectively. The net change in the deferred income tax assets valuation allowance was an increase of $281,503 primarily attributable to a prior year tax return to provision true-up of federal and Florida State NOL of $4,700,761 and $14,045,383 respectively.

As of December 31, 2020, the prior three years remain open for examination by the federal or state regulatory agencies for purposes of an audit for tax purposes.

As of December 31, 2020, and 2019, the Company had available for income tax purposes approximately $16.3 million in federal and state net operating loss carry forwards, which may be available to offset future taxable income. $7.9 million of the net operating losses will begin to expire in 2035 through 2037 and $8.4 million has an indefinite life. Due to the uncertainty of the utilization and recoverability of the loss carryforwards and other deferred tax assets, Management has determined a full valuation allowance for the deferred tax assets, since it is more likely than not that the deferred tax assets will not be realizable.

The Company's ability to utilize the United States Federal operating loss carryforwards may be subject to an annual limitation if pursuant to IRC Section 382/383 of the Internal Revenue Code of 1986, as amended, if a change of ownership has occurred. Management does not believe if an ownership change has occurred under IRC Section 382/383, but is evaluating, if such change has occurred. If such change has occurred, it is also possible that the loss carryforward could be eliminated.